SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant        X
Filed by a Party other than the Registrant

Check Appropriate Box:
     Preliminary Proxy Statement
     Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
      (2))
   X Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              SJNB Financial Corp.
                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
  x  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which the transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

     Fee paid previously with preliminary materials

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                               Proxy Statement of








                              SJNB Financial Corp.




































                    Notice of Annual Meeting of Shareholders

                                  May 27, 1998

                                 April 17, 1998




Dear Shareholder:

You are cordially invited to attend the 1998 Annual Meeting of Shareholders of SJNB Financial Corp. to be held on May 27, 1998 at 10:00 a.m., in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the return envelope provided. The Board of Directors recommends that you vote "for" each of the proposals on the proxy.

Sincerely yours,



S/R.A. Archer                                S/J.R. Kenny
Robert A. Archer                             James R. Kenny
Chairman of the Board                        President & Chief Executive Officer

                              SJNB FINANCIAL CORP.
                             One North Market Street
                    San Jose, California 95113 (408) 947-7562

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 27, 1998

To the Shareholders of SJNB Financial Corp.:

NOTICE IS HEREBY  GIVEN that the  Annual  Meeting  of the  Shareholders  of SJNB
Financial Corp. will be held in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California on May 27, 1998 at 10:00 a.m., for the following purposes:

         1. To elect the following eleven directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

                Ray S. Akamine                     Arthur K. Lund
                Robert A. Archer                   Louis Oneal
                Albert V. Bruno                    Diane P. Rubino
                Rod Diridon                        Douglas L. Shen
                F. Jack Gorry                      Gary S. Vandeweghe
                James R. Kenny

         2. To approve an amendment to the 1996 Stock Option Plan.

         3. To approve an amendment of the Articles of Incorporation concerning elimination of cumulative voting.

         4. To approve an amendment of the Articles of Incorporation restricting shareholder action by written consent.

         5. To  ratify  the  appointment  of  KPMG  Peat  Marwick  LLP   as  the
            Corporation's independent public accountants for the year ending December 31, 1998.

         6. To consider and transact such other business as may properly come before the Annual Meeting.

The close of business on April 13, 1998 is the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Whether or not you plan to attend the Annual Meeting, you may vote by completing, signing and returning the enclosed proxy promptly. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Annual Meeting, in which event your proxy will not be used.

By Order of the Board of Directors,


S/R.A. Archer                                S/J.R. Kenny
Robert A. Archer                             James R. Kenny
Chairman of the Board                        President & Chief Executive Officer


April 17, 1998
(Approximate mailing date of proxy materials)

                                TABLE OF CONTENTS
                                                                           PAGE


GENERAL INFORMATION                                                         1

   Revocability of Proxies                                                  1
   Solicitation of Proxies                                                  1
   Outstanding Securities and Voting Rights                                 1
   Proposals of Shareholders                                                3


ELECTION OF DIRECTORS                                                       3

   Nominees to the Board of Directors                                       3
   Nominations for Directors                                                4
   Certain Committees of the Board of Directors                             5
   Compensation of Directors                                                5
   Meetings of the Board of Directors                                       6
   Executive Officers                                                       6


SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT                              6


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                             8


EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS         9

   Summary Compensation Table                                               9
   Compensation Committee Report                                            9
   Stock Option Plans                                                      10
   Employment Agreements                                                   11
   Transactions with Directors and Officers                                11
   Section 16(a) Beneficial Ownership Reporting Compliance                 12


APPROVAL OF AMENDMENT OF THE 1996 STOCK OPTION PLAN                        12



APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
CONCERNING ELIMINATION OF CUMULATIVE VOTING                                13


APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
RESTRICTING SHAREHOLDER ACTION BY WRITTEN CONSENT                          15


INDEPENDENT PUBLIC ACCOUNTANTS                                             18


STOCK PERFORMANCE CHART                                                    19


ANNUAL REPORT ON FORM 10-K                                                 19


ANNEX A                                                                    20

                                 PROXY STATEMENT
                                       OF
                              SJNB FINANCIAL CORP.

                             One North Market Street
                           San Jose, California 95113
                                 (408) 947-7562


                         Annual Meeting of Shareholders
                                  May 27, 1998

                                  INTRODUCTION

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of SJNB Financial Corp. (the "Corporation"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 27, 1998 at 10:00 a.m. in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California, and any postponements or adjournments thereof (the "Meeting"). These proxy materials were mailed to shareholders on or about April 17, 1998.


                               GENERAL INFORMATION

Revocability of Proxies

A proxy for voting your shares at the Meeting is enclosed. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Corporation's Secretary, James R. Kenny, a written notice of revocation or a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Meeting and advising the Chairman of his or her election to vote in person.

Solicitation of Proxies

This proxy solicitation is made by the Board of Directors of the Corporation and the cost of the solicitation is being borne by the Corporation. Solicitation is being made by this Proxy Statement and may also be made by employees or agents of the Corporation who may communicate with shareholders or their representatives in person, by telephone or by additional mailings. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

Outstanding Securities and Voting Rights

Only those shareholders of record of the Corporation's common stock as of the record date, April 13, 1998, will be entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting.

As of March 23, 1998, the Corporation has one class of securities issued and outstanding, consisting of 2,519,057 shares of common stock, no par value. Such shares are held by approximately 1,600 shareholders. All of the shares are voting shares and entitled to vote at the annual meeting.

Each share of common stock is entitled to one vote at the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. In elections for directors, California law provides that, unless the Corporation's Articles of Incorporation provide otherwise, a shareholder, or his or her proxy, may cumulate his or her votes. Under cumulative voting rules, each shareholder is entitled to a number of votes equal to the number of shares owned by him or her, multiplied by the number of directors to be elected. A shareholder may cast such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate; provided, however, that a shareholder may cumulate votes only as to one or more candidate each of whose name has been properly placed in nomination prior to the voting. See "Nominations for Directors" herein. Cumulative voting may be used only if a shareholder has given notice at the Meeting, prior to the voting, of his or her intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

In the election of directors, the eleven (11) candidates receiving the highest number of votes will be elected whether or not votes are cumulated.

If a shareholder withholds authority to vote for directors on the enclosed proxy, or attends the Meeting, elects to vote in person, but abstains from voting in the election of directors, that shareholder's shares will not be counted in determining the candidates receiving the highest number of votes. For shares present at the Meeting in person or by proxy, an abstention with respect to the ratification of the independent public accountant is treated the same as a vote against such matter. Broker non-votes (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will not be considered in determining if a quorum is present at the Meeting and will not be voted at the Meeting.


If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on an executed proxy, it will be voted FOR the election of directors nominated by the Board, FOR approval of the amendment to the 1996 Stock Option Plan, FOR approval of the amendment of the Articles of Incorporation concerning elimination of cumulative voting, FOR approval of the amendment of the Articles of Incorporation restricting shareholder action by written consent and FOR the ratification of the selection of KPMG Peat Marwick LLP as the Corporation's independent public accountants.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. Management of the Corporation is not aware of any other matters to come before the Meeting. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote such proxy on such matters in accordance with their best business judgment.

The Board of Directors recommends that the shareholders vote FOR the election of the directors nominated by the Board, FOR approval of the amendment to the 1996 Stock Option Plan, FOR approval of the proposed amendments of the Articles of Incorporation and FOR the ratification of the selection of KPMG Peat Marwick LLP as the Corporation's independent public accountants.

Proposals of Shareholders

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. For any such proposal to be considered for inclusion in the proxy statement prepared for next year's Annual Meeting, the proposal must be received at the Corporation's executive offices at One North Market Street, San Jose, California 95113 prior to December 17, 1998.

                              ELECTION OF DIRECTORS

Nominees to the Board of Directors

The Bylaws of the Corporation provide that the number of directors of the Corporation shall be no less than nine and no more than seventeen, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is presently fixed at eleven.

The persons named below, all of whom are currently members of the Corporation's Board of Directors, have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes will be cast in such a way as to effect the election of all nominees or as many nominees as possible in the event of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The eleven nominees receiving the highest number of votes at the Meeting shall be elected.

The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as directors, which information
is  based  on  data  furnished  by  each  such  nominee.   Each  member  of  the
Corporation's  Board of Directors also serves as a director of San Jose National
Bank ("SJNB" or the "Bank").

                            First Elected                      Principal Business Experience
     Name                    a Director(1)    Age                 During the Past Five Years
Ray S. Akamine                   1994          51    Chief  Financial  Officer of  Consolidated  Factors in
                                                     Monterey,  California  since November  1995.  Prior to
                                                     that time, he served as Vice  President of Finance for
                                                     Mariani Packing  Company,  a food  processing  company
                                                     located in San Jose, from June 1984 to November 1994.

Robert A. Archer                 1982          64    Chairman of the Board of Directors of the  Corporation
                                                     and  SJNB  since  1993.   President  and  a  principal
                                                     stockholder  of Coast  Counties  Truck  and  Equipment
                                                     Company,  a heavy duty truck  dealership  and  service
                                                     facility in San Jose,  which he has owned and operated
                                                     for more than 30 years.

Albert V. Bruno                  1994          53    Professor  of  Marketing  at Santa  Clara  University,
                                                     where he is also  Associate  Dean of the Leavey School
                                                     of  Business.  He has been at Santa  Clara  University
                                                     since  1971  where he has  served as  chairman  of the
                                                     Marketing Department and Acting Dean.

Rod Diridon                      1994          59    Executive   Director   of   the   Norman   Y.   Mineta
                                                     International  Institute  for  Surface  Transportation
                                                     Policy  Studies at the College of Business at San Jose
                                                     State  University  since 1994.  Prior to that time, he
                                                     served as the  Supervisor  of the 4th  District of the
                                                     County  of Santa  Clara,  to which he was  elected  in
                                                     1974.

F. Jack Gorry                    1988          64    Private consultant since September 1992.

James R. Kenny                   1991          53    President,  Chief  Executive  Officer and Secretary of
                                                     the Corporation and SJNB since September 1991.

Arthur K. Lund                   1982          64    A   practicing   attorney  at  law  and  a  member  of
                                                     Rosenblum,  Parish & Isaacs  in San Jose  since  1993.
                                                     Prior to  that,  he was a member  of  Rankin,  Center,
                                                     Luckhardt  & Lund.  Mr.  Lund was the  Chairman of the
                                                     Board of the Corporation from 1983 through 1992.

Louis Oneal                      1982          65    A  practicing  attorney at law and a member of The Law
                                                     Offices of Louis Oneal in San Jose.

Diane P. Rubino                  1987          49    President  of Hill View  Packing  Company  since 1993.
                                                     Previously  she was a partner of Valley  View  Packing
                                                     since 1977.

Douglas L. Shen                  1994          59    A self  employed  dentist  since  1966.  His office is
                                                     located in San Jose, California.

Gary S. Vandeweghe               1982          59    A practicing  attorney at law with  Olimpia,  Whalen &
                                                     Lively  since  April  1996. Prior  to  that,  he  was a
                                                     member  of the Law  Offices of Gary S. Vandeweghe since
                                                     December  1995. Prior  to that time, he was a member of
                                                     Rankin, Luckhardt, Vandeweghe, Landsness & Lahde in San
                                                     Jose

-------------------

(1) Includes service as a director of SJNB prior to the organization of SJNB Financial Corp. Directors Akamine, Bruno, Diridon and Shen were directors of Business Bancorp and California Business Bank prior to the merger.

There is no family relationship among any of the Corporation's executive officers, directors or nominees for director.

Nominations for Directors

The Corporation's Bylaws provide that nominations for a director may be made by shareholders, provided that certain informational requirements concerning the identities of the nominating shareholder and the nominee are complied with in advance of the meeting. This provision is intended to provide advance notice to management of any attempt to effect an election contest or a change in control of the Board of Directors, and may have the effect of precluding third party nominations if not followed. Specifically, the Bylaws provide that nominations for directors, other than those made by or on behalf of existing management, must be made in writing and mailed or delivered to the President of the Corporation, no less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, except that if less than 21 days' notice of the meeting is given, such nomination must be mailed or delivered to the President by the close of business on the seventh day following the date on which the notice was mailed. The written nomination must include the following information, to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of shares of common stock of the Corporation owned by the nominating shareholder.

The Bylaws provide that nominations not made in accordance with the above procedure may, at his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.

Certain Committees of the Board of Directors

The Board of Directors of the Corporation and its subsidiary, SJNB, each have standing Audit, Compensation and Loan and Investment Committees. The Audit Committee of the Corporation and SJNB is chaired by Rod Diridon and the members are Ray S. Akamine, F. Jack Gorry, Diane P. Rubino, Douglas L. Shen and Gary S. Vandeweghe. The Audit Committee met four times in 1997 for the purpose of reviewing the scope of and planning for the annual audit, and reviewing the results of internal operations audits of SJNB and SJNB's compliance with consumer laws, regulatory agency reports and securities reports.

The Compensation Committee is chaired by Albert V. Bruno and the members are Robert A. Archer, F. Jack Gorry, Arthur K. Lund, Louis Oneal, Douglas L. Shen, and Gary S. Vandeweghe. The Compensation Committee met two times in 1997 for the purpose of setting compensation levels of senior officers and directors, reviewing and approving bonus plans and payments, and reviewing and approving employee benefit plans, including stock option, insurance and retirement plans. In addition, the Committee reviews and approves the Corporation's Compensation Policy.

The Loan and Investment Committee is chaired by Ray S. Akamine and the members are Robert A. Archer, James R. Kenny, Arthur K. Lund, Louis Oneal, Diane P. Rubino and Gary S. Vandeweghe. The Loan and Investment Committee met twelve times in 1997. It is responsible for reviewing the Corporation's and SJNB's loan and investment policy, approving loans which are greater than $3.6 million, reviewing the allowance for loan losses, and reviewing criticized and nonperforming loans.

The Corporation does not have a standing nominating committee. The Board of Directors of the Corporation performs the functions of such committee. Nominations by shareholders can be made only by complying with the Corporation's Bylaws and the notice provisions discussed above. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed.

Compensation of Directors

In 1997, the outside directors of the Corporation, except Chairman Archer, were paid an annual retainer of $12,000. Mr. Archer was paid an annual retainer of $15,000. In addition, each director was paid $250 for attendance at each meeting of standing committees of the Corporation of which he or she is a member. Directors of the Corporation do not now receive additional fees for attendance at the Corporation's Board meetings. In addition, the 1996 Stock Option Plan provides for automatic annual option grants of 5,000 options on March 1 of each year to each non-employee director.

Meetings of the Board of Directors

The Corporation's Board of Directors held a total of 11 meetings in 1997, including regular and special meetings. The Board of Directors of SJNB held a total of 11 meetings in 1997, including regular and special meetings. Every director attended at least 75% of: (i) the Corporation's 11 Board meetings; and
(ii) all of the meetings of any committee of the Corporation's Board on which such director served.

Executive Officers

The executive officers of the Corporation and SJNB include James R. Kenny, President and Chief Executive Officer, about whom information is provided above, and the following persons:


                                                                  Principal Occupation During the
    Name and Position(s)                      Age                        Past Five Years
Eugene E. Blakeslee                            52        Executive  Vice  President  and  Chief   Financial
Executive   Vice   President  and  Chief                 Officer   of  the   Corporation   and  SJNB  since
Financial  Officer  of  the  Corporation                 September 1991.
and SJNB

Frederic H. Charpiot                           51        Senior Vice  President and Chief Credit Officer of
Senior Vice  President  and Chief Credit                 SJNB since October 1991.
Officer of SJNB

Margo F. Culcasi                               50        Senior  Vice  President/Liability   Management  of
Senior     Vice      President/Liability                 SJNB since February 1993.
Management of SJNB

Judith Doering-Nielsen                         52        Senior Vice President and Senior  Lending  Officer
Senior   Vice   President   and   Senior                 of SJNB since October 1991.
Lending Officer of SJNB



                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of March 25, 1998 pertaining to beneficial ownership of the Corporation's common stock by each current director of the Corporation, each nominee to be elected to the Board of Directors, the Chief Executive Officer, the four other most highly compensated executive officers and all directors and officers(1) of the Corporation and SJNB as a group. The information contained herein has been obtained from the Corporation's records, from information furnished directly by the individual or entity to the Corporation, or from various filings made by the named individuals with the Securities and Exchange Commission (the "SEC").

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares issuable pursuant to options which may be exercised within 60 days of April 13, 1998 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                                                     Percent of
     Name and Address of                   Amount and Nature of      Outstanding
     Beneficial Owner(2)                   Beneficial Ownership(3)  Common Stock
     -------------------                   ----------------------  -------------
     Ray S. Akamine                               11,000(4)                 *
     Robert A. Archer                            54,584(4)(5)             2.16%
     Albert V. Bruno                              16,165(4)                 *
     Rod Diridon                                   5,699(4)                 *
     F. Jack Gorry                                11,000(4)                 *
     James R. Kenny                             128,048 (6)(7)            5.05%
     Arthur K. Lund                            69,278(4)(8)(9)            2.75%
     Louis Oneal                                 69,004(4)(8)             2.73%
     Diane P. Rubino                              17,337(10)                *
     Douglas L. Shen                            68,860(4)(11)             2.73%
     Gary S. Vandeweghe                           38,503(4)                 *
     Eugene E. Blakeslee                        98,436 (6)(12)            3.89%
     Frederic H. Charpiot                         18,949(13)                *
     Margo F. Culcasi                             10,696(14)                *
     Judith Doering-Nielsen                       24,663(15)                *

     Directors and Executive Officers as         537,784 (16)            20.52%
     a group (15 persons)


* Less than 1% of the outstanding common stock.
------------------------
  (1) As used throughout this Proxy Statement, the terms "officer" and "executive officer" refer to the Corporation and SJNB's President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, and SJNB's Chief Credit Officer, Senior Lending Officer and Senior Vice President/Liability Management.
  (2) The address for all persons is c/o the Corporation, One North Market Street, San Jose, California 95113.
  (3) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.
  (4)    Includes 5,000 shares underlying stock options.
  (5) Includes 3,720 shares owned of record by a trust of which Mr. Archer is a trustee and beneficiary.
  (6) Includes 52,549 shares held in the SJNB Cash or Deferred Profit Sharing Plan (the "401(k)") of which Messrs. Kenny and Blakeslee are trustees and beneficiaries and with regard to which shares Mr. Kenny and Mr. Blakeslee have sole or shared voting power. Mr Kenny and Mr. Blakeslee disclaim beneficial ownership of the 401(k) shares, other than such shares allocated to their respective personal accounts in the 401(k).
  (7)    Includes 15,000 shares underlying stock options
  (8) Includes 51,884 shares owned of record by a trust of which Messrs. Lund and Oneal are trustees.
  (9) Includes 3,782 shares owned of record by a trust of which Mr. Lund is the trustee and beneficiary.
 (10)    Includes 3,000 shares underlying stock options
 (11) Includes 30,816 shares owned of record by a trust of which Dr. Shen is a trustee and beneficiary.
 (12)    Includes 12,000 shares underlying stock options.
 (13)    Includes 10,560 shares underlying stock options.
 (14)    Includes 8,000 shares underlying stock options.
 (15)    Includes 6,000 shares underlying stock options.
 (16)    Includes 99,560 shares underlying stock options


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


Information herein regarding ownership of the Corporation's Common Stock by entities or persons known by the Corporation to be the beneficial owner of more than 5% of the Corporation's Common Stock is based solely on copies of Schedules provided to the Corporation made by such entities or persons with the SEC.

According to a Schedule 13D filed with the SEC on February 13, 1998, Banc Fund III L.P., Bank Fund III Trust, Banc Fund IV L.P. and Banc Fund IV Trust, 208 S. LaSalle Street, Chicago IL, 60604, collectively reported beneficial ownership of 170,833 shares of the Corporation's common stock, or 6.78% of shares outstanding as of February 27, 1998. Each of such entities reported that it had sole voting and investment power with respect to the following shares of Corporation common stock: Banc Fund III L.P., 19,234 shares; Bank Fund III Trust, 58,957 shares; Banc Fund IV L.P., 21,233 shares; and Banc Fund IV Trust, 71,409 shares.

Pine Capital Management, Inc. 353 Sacramento Street, San Francisco, CA 94111, provided a copy of a Schedule 13G dated February 13, 1998, reporting their beneficial ownership of 144,833 shares of the Corporation's common stock, or 5.70% of shares outstanding as of February 27, 1998. Pine Capital Management, Inc. is an investment advisor and has received power of attorney for investment purposes from their clients.

Other than the above described entities and Mr. James R. Kenny, whose ownership of shares is described in the table under "Security Ownership of Directors and Management", the Corporation knows of no other person who beneficially owned more than five percent of the Corporation's common stock as of February 27, 1998.

       EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS

Summary Compensation Table

he following table sets forth the cash compensation paid to or allocated for the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers for services rendered in all capacities to the Corporation and SJNB during 1997, 1996 and 1995.

                           Summary Compensation Table

                                                                         Long-Term
                                                                       Compensation-
                                            Annual Compensation          Securities           All Other
Name and Principal Position      Year      Salary(1)      Bonus      Underlying Options    Compensation(2)
James R. Kenny                   1997     $160,000      $145,000             0                 $6,176
President, Chief Executive       1996     $160,000      $125,000             0                 $6,176
Officer and Secretary of the     1995     $160,000       $90,000           25,000              $6,046
Corporation  and SJNB


Eugene E. Blakeslee              1997     $107,000      $105,000             0                 $4,750
Executive Vice President and     1996     $107,000       $90,000             0                 $4,750
Chief Financial Officer          1995     $107,000       $70,000           20,000              $4,620
of the Corporation and SJNB

Frederic H. Charpiot             1997      $80,000       $80,000             0                 $4,750
Senior Vice President and Chief  1996      $80,000       $70,000             0                 $4,750
Credit Officer of SJNB           1995      $80,000       $50,000           10,000              $4,166

Margo F. Culcasi                 1997      $75,000       $80,000             0                 $4,750
Senior Vice President/           1996      $75,000       $62,525             0                 $4,750
Liability Management of SJNB     1995      $75,000       $27,710           15,000              $4,365

Judith Doering-Nielsen           1997      $85,000       $80,000             0                 $4,750
Senior   Vice   President and    1996      $85,000       $70,000             0                 $4,750
Senior Lending Officer of SJNB   1995      $85,000       $40,000           10,000              $4,197
------------------------

(1) The executive officers received perquisites in addition to their salaries. The value of such perquisites did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such executive officer. Salary amounts include compensation deferred at the election of the executive in the year earned.
(2) Consists of SJNB's contributions to vested and unvested defined contribution plans. Mr. Kenny's total also includes a life insurance premium of $1,426 paid by SJNB each year.

Compensation Committee Report

The Corporation's compensation program and policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to enhance stockholder value by aligning the financial interests of the executive officers of the Corporation with those of its stockholders.

It is the Corporation's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Corporation from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. At the 1996 Annual Meeting, the Corporation obtained stockholder approval of the 1996 Stock Option Plan of SJNB Financial Corporation which contains limitations necessary to qualify awards under such plan as performance-based compensation and to maximize the tax deductibility of such awards. However, the Corporation reserves the discretion to pay compensation to its executive officers that may not be deductible.

There are three primary components of executive compensation: Base Salary, Bonuses and Stock Options.

Base Salary

Base salaries for fiscal 1997 reported herein were determined by the Compensation Committee. The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Compensation Committee takes into consideration the overall performance of the Company and the Chief Executive Officer's evaluation of individual executive officer performance. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Compensation Committee independently determines the base salary for the Chief Executive Officer by: (a) examining the Corporation's performance against its preset goals, (b) examining the Corporation's performance within the banking industry, (c) evaluating the overall performance of the Chief Executive Officer and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry. Based upon the data and performance, the Chief Executive Officer's base salary remained at $160,000 for 1997.

Bonuses

The Incentive Bonus Plan is a cash-based incentive bonus program. The Incentive Bonus Plan provides for payment of an incentive cash bonus to each named executive officer that is related to a percentage of the Corporation's pre-tax net earnings provided that such net earnings bear a certain relationship to the Corporation's assets. Under the Bonus Plan, the Chief Executive Officer was awarded a bonus of $145,000 in 1998 for performance in 1997.

Stock Options

The Compensation Committee annually grants options under the 1996 Stock Option Plan with an exercise price equal to or greater than the fair market value on the date of grant. The grants are intended to retain and motivate key executives and to provide a direct link with the interests of the stockholders of the Corporation. The Compensation Committee, in making its determination as to grant levels, takes into consideration: (i) prior award levels, (ii) total awards received to date by the individual executive, (iii) the total stock award to be made and the executive's percentage participation in the award, (iv) the executive's direct ownership of the Corporation's shares, (v) the number of options vested and nonvested, and (vi) the options outstanding as a percentage of total shares outstanding. The 1996 Stock Option Plan limits the total number of shares subject to options that may be granted to a participant in any year to not more than 100,000 shares. The Compensation Committee did not award the Chief Executive Officer any options to purchase shares of stock in 1997.

The foregoing report has been furnished by the Compensation Committee of the Board of Directors of SJNB Financial Corp.:

Robert A. Archer
Albert V. Bruno (Chair)
F. Jack Gorry
Arthur K. Lund
Louis Oneal
Douglas L. Shen
Gary S. Vandeweghe

Stock Option Plans

The following table sets forth the stock options exercised in 1997 and the December 31, 1997 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values



                                                        Number of Securities            Value of Unexercised
                             Shares                    Underlying Unexercised         In-the-Money Options (1)
                            Acquired       Value        Options at  12/31/97             at 12/31/97
   Name                    on Exercise   Realized    Exercisable  Unexercisable  Exercisable   Unexercisable
                                            ($)
   James R. Kenny               0            -         15,000        10,000        $362,813      $241,875
   Eugene E. Blakeslee          0            -         12,000         8,000        $290,250      $193,500
   Frederic H. Charpiot       5,000       $73,150      10,560         4,000        $273,375       $96,750
   Margo F. Culcasi             0            -          8,000         6,000        $211,313      $145,125
   Judith Doering-Nielsen       0            -          6,000         4,000        $145,125       $96,750

 (1)  Fair market value of the Corporation's common stock on December 31, 1997 was $33.50.

Employment Agreements

Mr. Kenny is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996 which provides an annual salary of $160,000. The term of the agreement is three years, with annual one year extensions each year thereafter. In addition, Mr. Kenny is to receive an incentive bonus of 1.5% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items, provided that SJNB's net earnings before extraordinary items in any year during the term of the Agreement are equal to or exceed 1% of average assets. Mr. Kenny may also receive stock options. Pursuant to the Agreement, the Corporation provides an automobile for Mr. Kenny, as well as public liability and property damage insurance. Mr. Kenny also receives $250,000 in term life insurance coverage. In the event that Mr. Kenny is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twenty-four months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control", Mr. Kenny will receive a lump sum payment in an amount equal to two times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

Mr. Blakeslee is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996 which provides an annual salary of $107,000. The term of the agreement is one year, with automatic extensions each year thereafter. In addition, Mr. Blakeslee is entitled to participate in the Corporation's bonus plan, pool, stock option plan or other arrangements authorized and approved by the Board of Directors. Mr. Blakeslee's agreement also requires that the Corporation provide an automobile for Mr. Blakeslee, as well as public liability and property damage insurance. In the event that Mr. Blakeslee is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twelve months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control", Mr. Blakeslee will receive severance pay in an amount equal to one times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

Transactions with Directors and Officers

SJNB has had in the ordinary course of business, and expects to have in the future, banking transactions with directors, officers, shareholders and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management of SJNB, all loans and commitments to lend included in such transactions have been and will be entered into with such persons in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and on terms not involving more than a normal risk of collectibility or presenting other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors, executive officers and any persons beneficially owning ten percent or more of the Corporation's common stock to timely file initial reports of ownership and reports of changes in that ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to send copies of such reports to the Corporation. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1997 all such filing requirements applicable to its directors, executive officers and ten percent shareholders were met, except as set forth below.

In October 1997, Ray S. Akamine inadvertently failed to timely file a Form 4 with respect to the sale of 3,377 shares of the Corporation's common stock. A Form 5 reporting this transaction was filed on February 9, 1998 . Between 1986 and 1989, Arthur K. Lund inadvertently failed to timely report the acquisition of an aggregate of 172 shares of the Corporation's common stock, issued to his wife through the Corporation's stock dividend plans during such period. A Form 5 reporting these transactions was filed on February 12, 1998.


               APPROVAL OF AMENDMENT OF THE 1996 STOCK OPTION PLAN

Summary of the 1996 Stock Option Plan


The Corporation's 1996 Stock Option Plan (the "Plan"), which was approved by the shareholders in May of 1996, provides for awards in the form of options, (which may constitute incentive stock options or non-statutory stock options) to key employees and outside directors. The Compensation Committee of the Board of Directors (the "Committee") selects the key employees of the Corporation or any subsidiary who will receive awards, determines the size of any award and establishes any vesting or other conditions. Grants of options to outside directors are subject to the restrictions in the Plan. At the date of this proxy statement, there were 88 individuals (other than non-employee directors) eligible for awards of options under the Plan. The fair market value of the Company's Common Stock subject to such awards on March 31, 1998 was $35.50 per share. As of March 31, 1998, 403,460 options have been granted of which 148,000 have been granted to non-employee directors, which are still outstanding under the Plan.

The total number of shares of Common Stock available for grant under the Plan is 310,000. In addition, if awards under the 1992 Employee Plan ("1992 Plan") are forfeited or terminated before being exercised or vested, the corresponding common shares shall become available for awards under the Plan. The total number of shares available for grant under the Plan is subject to adjustment in the event of stock splits, stock dividends and other similar recapitalization transactions. No individual may receive option grants in a single year covering more than 100,000 shares. If any options are forfeited, or if options terminate for any other reason prior to exercise, then such options again become available for awards.

The above summary description of the Plan is qualified in its entirety by reference to the 1996 Stock Option Plan, a copy of which is available upon written request to the Corporate Secretary, SJNB Financial Corp., One North Market Street, San Jose, CA 95113.
Shareholders are urged to read the Plan in its entirety.

Proposed Amendment

The purpose of the Plan is to promote the long-term success of the Corporation and the creation of shareholder value by (a) encouraging key employees and outside directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees and outside directors with strong qualifications, including key executives that may join the Corporation in the future as a result of acquisitions, and (c) linking key employees and outside directors directly to shareholder interests through increased stock ownership. In this regard the Corporation has found that in order to fulfill the purposes of this Plan it is necessary to provide sufficient options to award new and existing employees to continue to provide appropriate incentives in 1998 and beyond. Under the proposed amendment, an additional 150,000 shares of Common Stock would be added to the shares currently authorized under the Plan, bringing the total number of shares of Common Stock available for grant under the Plan to 460,000, plus any additional options which become available due to forfeitures or terminations under the 1992 Plan.

The amendment, which is subject to shareholder approval, would amend and restate
Section 3.1 of the Plan to read as follows:

"3.1 BASIC LIMITATION. The aggregate number of Options awarded under the Plan shall not exceed 460,000, subject to Section 3.2. No grants shall be made under the Predecessor Plan after May 22, 1996. The limitation of this Section shall be subject to all adjustment pursuant to Article 7."

Federal Income Tax Consequences

The proposed amendment of the Plan to increase the number of shares of Common Stock available for grant under the Plan will have no effect upon the tax consequences to either participants or the Corporation of option grants or exercises.

Amended Plan Benefits

The Committee has full discretion to determine the number of options to be granted to employees under the Plan; provided, however, that no individual may receive options grants in a single calendar year covering more than 100,000 shares. Therefore, the aggregate benefits and amounts that will be received by each of the officers named in the Summary Compensation Table, the executive officers as a group and all other employees under the amended Plan are not presently determinable. Details on awards granted during the last year to the executive officers named in the Summary Compensation Table are presented in such table. Until the Board directs otherwise or a director who is not an employee of the Corporation of any of its subsidiaries (an "Outside Director") ceases to serve as a director, each Outside Director will receive an annual automatic grant of 5,000 options.

Required Approval

The adoption of the proposed amendment to the Plan requires the affirmative vote of not less than a majority of the shares of Common Stock present in person or represented and voting at the Meeting. The Board of Directors recommends that the shareholders vote FOR the adoption of the amendment to the Corporation's 1996 Stock Option Plan.


             APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                   CONCERNING ELIMINATION OF CUMULATIVE VOTING

Introduction

Effective on January 1, 1990, the California General Corporation Law ("GCL") was amended to permit California corporations with widely traded securities to provide, with the approval of their shareholders, for majority rule voting in electing directors in lieu of cumulative voting. California law specifically allows a corporation with its common stock quoted on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System and with at least 800 shareholders of record to eliminate cumulative voting by an amendment to its Bylaws or Articles of Incorporation. Prior to such legislation, cumulative voting in electing directors was mandatory for California corporations upon proper notice by any shareholder of the Corporation. By permitting shareholders of California corporations to provide for majority rule voting in electing directors, the new law substantially conforms California corporate law with the corporate laws of a majority of other states (including Delaware, Illinois, Michigan, New Jersey, New York, Ohio, Pennsylvania and Texas) which either provide that cumulative voting is optional or make no provision for cumulative voting at all. Only a small minority of states still require that shareholders be permitted to invoke cumulative voting.

Cumulative Voting

Cumulative voting in the election of directors may currently be invoked by any shareholder of the Corporation who complies with statutory notice requirements. Cumulative voting entitles shareholders to a number of votes per share of common stock equal to the number of directors to be elected, and all nominees are voted upon simultaneously. Holders of shares may cast all of their votes for a single nominee or distribute them among two to more nominees.

As a consequence of cumulative voting, a shareholder with a relatively small number of voting shares may be able to elect one or more directors. For example, if a shareholder were to give the appropriate notice and properly nominate a nominee, and nine directors were to be elected at an annual meeting, a shareholder holding 10% of the voting shares could elect one director by cumulating and casting his or her votes for one candidate. This is true even if shareholders holding 90% of the voting shares are opposed to the election of that candidate and cast their votes to elect nine other nominees.

Absent cumulative voting, a nominee cannot be elected without relatively wide support, as shareholders are entitled to only one vote per share with the nominee receiving the greatest number of votes being elected. Consequently, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all directors of the Corporation, and holders of less than a majority of the shares may not be able to elect any directors.

For the reasons set forth below, the Board believes that the Corporation's Articles of Incorporation (the "Articles") should be amended to eliminate cumulative voting.

Reasons for the Amendment

The Board believes that the elimination of cumulative voting is advantageous to the Corporation and its shareholders because each director of a publicly-held corporation has a duty to represent the interests of all shareholders rather than any specific shareholder or group of shareholders. The presence on the
Board of Directors of one or more directors representing the interests of a minority shareholder or group of shareholders could disrupt the management of the Corporation and prevent it from operating in the most effective manner. Furthermore, the election of directors who view themselves as representing a particular minority constituency could introduce an element of discord on the Board of Directors, impair the ability of the directors to work effectively and discourage qualified independent individuals from serving as directors. Providing for majority rule voting in the election of directors by eliminating cumulative voting will help ensure that each director acts in the best interests of all shareholders.

Other Effects

Approval of the proposed amendment may render more difficult any attempt by a holder or group of holders of a significant number of voting shares, but less than a majority, to change or influence the management or policies of the Corporation. In addition, under certain circumstances, the proposed amendment, along with other measures that may be viewed as having anti-takeover effects, may discourage an unfriendly acquisition or business combination involving the Corporation that a shareholder might consider to be in such shareholder's best interest, including an unfriendly acquisition or business combination that might result in payment of a premium over the market price for the shares held by the shareholder. For example, the proposed amendment may discourage the accumulation of large minority shareholdings (as a prelude to an unfriendly acquisition or business combination proposal or otherwise) by persons who would not make that acquisition without being assured of representation on the Board of Directors.

Text of Amendment

At the Meeting, the Corporation's shareholders will be asked to approve an amendment of the Corporation's Articles to add a new Article Eight, Section (a), to read as follows:

                                      EIGHT

         a. No holder of any class of stock of the corporation shall be entitled to cumulate votes in connection with any election of directors of the corporation.

Conforming ByLaw Amendment

If this Proposal is adopted by the shareholders, in order to make the Bylaws consistent with the amendment of the Articles set forth in this Proposal, upon effectiveness of the filing of the Certificate of Amendment of the Articles of Incorporation with the Secretary of State of the State of California, Section 8 of the Bylaws shall be amended to read as set forth in Annex A which is incorporated herein by reference.

Required Approval

The adoption of the proposed amendment of the Articles requires the affirmative vote of not less than a majority of the outstanding shares of Common Stock. The Board of Directors unanimously recommends that the shareholders vote FOR the adoption of the amendment of the Corporation's Articles of Incorporation.


             APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                RESTRICTING SHAREHOLDER ACTION BY WRITTEN CONSENT

Introduction

Since 1977 the GCL has provided that, unless otherwise provided in the articles of incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a shareholder meeting and generally without prior notice, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted.

Shareholder Action by Written Consent

The Articles do not presently contain any provision limiting the ability of shareholders of the Corporation to act by written consent, and the Bylaws of the Corporation currently authorize action by written consent of the shareholders. For the reasons set forth below, Section (b) to proposed Article Eight of the Articles would permit shareholders of the Corporation to act by written consent only if the Board of Directors had previously approved the action, which would prevent shareholders of the Corporation from using the written consent procedure to take shareholder action without a shareholders' meeting. The Board of Directors approved the proposed amendment in its March 1998 regular Board meeting.

Reasons for the Amendment

The Board is seeking approval of the amendment because it believes, in a corporate democracy where the majority rules, all shareholders should have the opportunity to meet, listen to competing views and make a decision at a duly noticed meeting of shareholders (unless the Board approves by resolution the taking of action without a meeting).

The Board of Directors recommends adoption of this proposed amendment because it believes it is in the best interest of the Corporation and its shareholders to assure that all shareholders of the Corporation entitled to vote on a proposed significant corporate action have the opportunity to participate in determining if such action is appropriate through the normal meeting process, except in cases where the Board of Directors has approved such action by written consent. The Board of Directors believes that in most instances it is inappropriate for shareholders to take corporate action without prior notice to all other shareholders, even if a majority of the shareholders favor such action. The Board of Directors believes that the orderly process which is normally used when actions are proposed at meetings is generally preferable to the consent procedure, unless the Board of Directors has approved such action. If action by written consent without a meeting and without the approval of the Board of Directors is permitted, a majority of the shareholders could consent in writing to a corporate action without advance notice to other shareholders. Advance notification to shareholders of proposed corporate actions provides all shareholders the opportunity to express their views on the proposed action and to persuade other shareholders and management of their support or opposition. Additionally, management is provided with an opportunity to review and respond to proposed actions, as appropriate. It is the Board of Directors' view that shareholder decisions reached after all shareholders have received notice and an opportunity to express their views will be informed decisions and more consistent with the Board of Directors' notion of corporate democracy. Also, the Board of Directors believes that the proposed amendment is an effective method of avoiding the disenfranchisement of minority shareholders through the use of written consent solicitation.

Other Effects

If this Proposal is adopted it may have the effect of discouraging an attempt by another person or entity to gain control of the Corporation or take action which might facilitate gaining control of the Corporation, after the acquisition of a substantial percentage of the shares of the Corporation's outstanding stock. The effect of the proposed amendment would be to encourage any person intending such a change of control to negotiate with the Board of Directors rather than to take unilateral action without notice to the Board of Directors or other shareholders. The Board of Directors believes that such an orderly procedure is in the best interest of the shareholders. However, the proposed amendment could limit shareholders' participation in certain types of transactions (other than at a shareholders' meeting) that might be proposed whether or not such transactions were favored by a majority of the shareholders, and could enhance the ability of officers and directors to retain their positions by precluding changes in control through the written consent procedure. The proposed amendment, if adopted, could render it more difficult or discourage a merger or proxy contest, the assumption of control by a holder of a larger block of the Corporation's securities and the removal of incumbent management.

Action by written consent may, in some circumstances, permit shareholders to take action opposed by the Board of Directors more rapidly than would be possible if a meeting were required. Proposed Article Eight Section (b) would have the effect of making more difficult shareholder actions that do not have the support of the Board of Directors. This proposed amendment also could have the effect of discouraging a person from making a tender offer or otherwise attempting to gain control of the Corporation if such person were unwilling to submit its proposals to a vote of the shareholders at a meeting. For example, the prohibition would prevent a person from attempting to gain approval of a merger without a shareholder meeting. The Board of Directors nonetheless believes that it is important that it be able to give advance notice of and consideration to any such shareholder action and that shareholders be able to discuss at a meeting matters that may affect their rights. In addition, the Corporation's shareholders will still have the ability to initiate action independent of the Board of Directors because California law and the Corporation's Bylaws provide that the holders of not less than 10% of the shares entitled to vote have the power to call a special meeting of the shareholders. However, the proposed amendment would have an adverse impact on shareholders who may want to participate in a consent solicitation rather than a shareholder meeting and are unable to gather 10% of the shares necessary in order to call a special meeting.

This proposal restricting shareholder action by written consent is not being made in response to any effort by a minority shareholder or group of shareholders to attain representation on the Board of Directors or acquire greater influence in the management of the Corporation's business, nor is the Corporation aware of any such effort. Furthermore, such proposal is not being made in response to any attempt to acquire control of the Corporation, nor is the Corporation aware of any such attempt.

The Board of Directors does not currently contemplate recommending to the shareholders for their approval any further measures that would affect the ability of third parties to change control of the Corporation. At the Corporation's 1989 annual meeting, the shareholders approved an amendment of the Articles which requires the affirmative vote or written consent of two-thirds of the outstanding shares of the principal terms of a reorganization if such reorganization is not approved by 80% or more of the authorized number of directors. If 80% or more of the authorized number of directors approve of such reorganization, then the affirmative vote or written consent of the majority of outstanding shares is required. In addition, the Corporation's Bylaws currently contain a provision requiring advance notice of nomination of a candidate for election to the Board of Directors of the Corporation when the nomination is made by a person other than the nominating committee of the Board, which procedure is set forth herein in the Section entitled "Nominations for Directors." Other than as described in the preceding portion of this paragraph, the Board of Directors is not currently considering any other anti-takeover measures that do not require shareholder approval under California law. The Board of Directors does not believe that the Articles or Bylaws of the Corporation currently contain any other provisions which should be viewed as anti-takeover devices.

The overall effect of the proposed amendment would be to make it more likely that a proposed transaction would be discussed with the Board of Directors. This proposed amendment, together with the proposed amendment concerning the elimination of cumulative voting, would make it more difficult for a single shareholder or small group of shareholders to obtain the 80% approval of the Board of Directors required to allow for mere majority (as opposed to two-thirds) approval of the shareholders for a reorganization.

Text of Amendment

At the Meeting, the Corporation's shareholders will be asked to approve an amendment of the Corporation's Articles to add a new Article Eight Section (b) to read as follows:

                                      EIGHT

         b. Any action required to be taken at any annual or special meeting of shareholders of this corporation, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that the board of directors of this corporation, by resolution, shall have previously approved any such action.

Conforming ByLaw Amendment

If this Proposal is adopted by the shareholders, in order to make the Bylaws consistent with the amendment of the Articles set forth in this Proposal, upon effectiveness of the filing of the Certificate of Amendment of the Articles of Incorporation with the Secretary of State of the State of California, Section 12 of the Bylaws shall be amended to read as set forth in Annex A which is incorporated herein by reference.

Required Approval

The adoption of the proposed amendment of the Articles requires the affirmative vote of not less than a majority of the outstanding shares of Common Stock. The Board of Directors recommends that the shareholders vote FOR the adoption of the amendment of the Corporation's Articles of Incorporation.

IF BOTH THE PROPOSAL CONCERNING ELIMINATION OF CUMULATIVE VOTING AND THE PROPOSAL RESTRICTING ACTION OF SHAREHOLDERS WITHOUT A MEETING ARE ADOPTED, THE ARTICLES OF INCORPORATION WILL BE AMENDED TO ADD A NEW ARTICLE EIGHT, SECTIONS
(A) AND (B). IF ONLY ONE OF THE PROPOSALS IS ADOPTED, THE ARTICLES OF INCORPORATION WILL BE AMENDED TO ADD A NEW ARTICLE EIGHT CONTAINING ONLY THE PROVISION ADOPTED BY THE SHAREHOLDERS.



                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected KPMG Peat Marwick LLP to serve as independent public accountants for the Corporation and its subsidiary for the year ending December 31, 1998. KPMG Peat Marwick LLP examined the financial statements of the Corporation and its subsidiary for the year ended December 31, 1997. KPMG Peat Marwick LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiary in the capacity of promoter, underwriter, voting trustee, director or employee.

In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis.

In the event the appointment is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 1999. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of KPMG Peat Marwick LLP for the year 1998 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of the Corporation require such a change.

It is anticipated that representatives of KPMG Peat Marwick LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares represented and voting at the Meeting is required for ratification of KPMG Peat Marwick LLP as the Corporation's independent public accountants. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of KPMG Peat Marwick to serve as independent public accountants.


                             STOCK PERFORMANCE CHART
[GRAPHIC OMITTED]


(1) Assumes $100 invested on December 31,1992 in the Corporation's common stock, the NASDAQ-Total U.S. index and the NASDAQ-Banks index, with reinvestment of dividends.
(2)  Source:  SNL Securities


                           ANNUAL REPORT ON FORM 10-K


A copy of the  Corporation's  Annual  Report  on Form  10-K for the  year  ended
December  31,  1997  is  included  in  the   Corporation's   Annual   Report  to
Shareholders.

                                     ANNEX A

                           Conforming Bylaw Amendments


Section 8. Voting. The shareholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 9 of this Article.

Voting shall in all cases be subject to the provisions of Section 702 through 704, inclusive, of the California General Corporation Law (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership).

The shareholders' vote may be by voice or ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal (other than the election of directors), but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporation Law or by the Articles of Incorporation.

No shareholder shall be entitled to cumulate votes for any candidate or candidates.

In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected, shall be elected.


Section 12. Action by Written Consent Without a Meeting. Subject to the Corporation's Articles of Incorporation and Section 603 of the California General Corporation Law, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, or their proxies; provided, however, that the board of directors of this corporation, by resolution, shall have previously approved any such action. All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Provided, however, that (1) unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholder approval without a meeting by less than unanimous written consent shall be given, as provided by Section 603(b) of the California Corporations Code, and (2) in the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that subject to applicable law, a director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. Any written consent may be revoked by a writing received by the Secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

Unless a record date for voting purposes be fixed as provided in Section 10 of the Article, the record date for determining shareholders entitled to give consent pursuant to this Section 12, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              SJNB FINANCIAL CORP.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders of SJNB Financial Corp., a California corporation (the "Corporation") dated April 16, 1998, and revoking any proxy heretofore given, hereby constitutes and appoints Douglas L. Shen, Diane P. Rubino and F. Jack Gorry, or any of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Corporation standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Corporation to be held in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California on May 27, 1998 at 10:00 a.m. local time, or at any adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting and more fully described in the Proxy Statement.

1. Election of Directors.
   FOR ALL nominees(except as marked to the contrary below) __
   WITHHOLD AUTHORITY   __

 R.S. Akamine, R.A. Archer, A.V. Bruno, R. Diridon, F.J. Gorry, J.R. Kenny, A.K. Lund, L. Oneal, D.P. Rubino, D. L. Shen, G.S. Vandeweghe

(Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name. To vote for all nominees except one whose name is struck, check "FOR." To vote against all nominees named above, check "WITHHOLD AUTHORITY.")

2. Approval of Amendment to 1996 Stock Option Plan

                          FOR __ AGAINST __ ABSTAIN __

3. Approval of Amendment to Articles of Incorporation concerning shareholder action by written consent and elimination of cumulative voting.

                          FOR __ AGAINST __ ABSTAIN __

4. Ratification of Accountants. To ratify the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the Company for 1998.

                          FOR __ AGAINST __ ABSTAIN __

5. Other Business. The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting of any adjournment thereof.








THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, IN FAVOR OF PROPOSAL 4 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

                                 Dated                                   , 1998


                                             (Signature)



                                             (Signature)

                (This proxy should be marked,dated, signed by the shareholder(s)
                 exactly as his or her name appears hereon and returned promptly in the enclosed evelope. Executors, administrators, guardians, officers of the corporation and others signing in a fiduciary capacity should state their full titles as such. If shares are held joint tenants or as community property, both should sign.)

                             DO NOT FOLD, STAPLE OR MUTILATE

WHETHER OR  NOT  YOU  PLAN TO ATTEND  THE ANNUAL MEETING, YOU ARE URGED TO MARK,
  SIGN, DATE AND PROMPTLY  RETURN THIS PROXY,  USING THE  ENCLOSED ENVELOPE.

                                                                     APPENDIX A

                           1996 STOCK OPTION PLAN OF
                              SJNB FINANCIAL CORP.
                        (Adopted Effective May 22, 1996)

                               TABLE OF CONTENTS

  ARTICLE 1.  INTRODUCTION................................................    1
  ARTICLE 2.  ADMINISTRATION..............................................    1
         2.1  Committee Composition.......................................    1
         2.2  Committee Responsibilities..................................    1
  ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.................................    1
         3.1  Basic Limitation............................................    1
         3.2  Additional Shares...........................................    1
  ARTICLE 4.  ELIGIBILITY.................................................    1
         4.1  General Rules...............................................    1
         4.2  Outside Directors...........................................    2
         4.3  Incentive Stock Options.....................................    2
  ARTICLE 5.  OPTION GRANTS...............................................    2
         5.1  Stock Option Agreement......................................    2
         5.2  Number of Shares............................................    3
         5.3  Exercise Price..............................................    3
         5.4  Exercisability and Term.....................................    3
         5.5  Effect of Change in Control.................................    3
         5.6  Modification or Assumption of Options.......................    3
  ARTICLE 6.  PAYMENT FOR OPTION SHARES...................................    3
         6.1  General Rule................................................    3
         6.2  Surrender of Stock..........................................    3
         6.3  Exercise/Sale...............................................    3
         6.4  Exercise/Pledge.............................................    3
         6.5  Promissory Note.............................................    3
         6.6  Other Forms of Payment......................................    4
  ARTICLE 7.  PROTECTION AGAINST DILUTION.................................    4
         7.1  Adjustments.................................................    4
         7.2  Reorganizations.............................................    4
  ARTICLE 8.  PAYMENT OF DIRECTOR'S FEES IN OPTIONS.......................    4
         8.1  Effective Date..............................................    4
         8.2  Elections to Receive NSOs...................................    4
         8.3  Number and Terms of NSOs....................................    4
  ARTICLE 9.  LIMITATION ON RIGHTS........................................    4
         9.1  Retention Rights............................................    4
         9.2  Shareholders' Rights........................................    4
         9.3  Regulatory Requirements.....................................    4
 ARTICLE 10.  LIMITATION ON PAYMENTS......................................    5
        10.1  Basic Rule..................................................    5
        10.2  Reduction of Payments.......................................    5
        10.3  Overpayments and Underpayments..............................    5
        10.4  Related Corporations........................................    5
 ARTICLE 11.  WITHHOLDING TAXES...........................................    6
        11.1  General.....................................................    6
        11.2  Share Withholding...........................................    6
 ARTICLE 12.  ASSIGNMENT OR TRANSFER OF OPTIONS...........................    6
 ARTICLE 13.  FUTURE OF THE PLAN..........................................    6
        13.1  Term of the Plan............................................    6
        13.2  Amendment or Termination....................................    6
 ARTICLE 14.  DEFINITIONS.................................................    6
 ARTICLE 15.  EXECUTION...................................................    8

                           1996 STOCK OPTION PLAN OF
                              SJNB FINANCIAL CORP.

    ARTICLE 1.  INTRODUCTION.

    The Plan was adopted by the Board on March 27, 1996, effective as of May 22, 1996. The Plan replaces the SJNB Financial Corp. 1992 Employee Stock Option Plan and the SJNB Financial Corp. 1992 Director Stock Option Plan.

    The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose with grants of Options, which may constitute incentive stock options or nonstatutory stock options.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except their choice-of-law provisions).

    ARTICLE 2.  ADMINISTRATION.

    2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

        (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

        (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

The Board may also appoint one or more separate committees of the Board, each consisting of two or more directors of the Company who need not satisfy the foregoing requirements. Such committees may administer the Plan with respect to Key Employees who are not subject to section 16 of the Exchange Act or section 162(m) of the Code, may grant Options under the Plan to such Key Employees and may determine all terms of such Options.

    2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Key Employees who are to receive Options under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Options,
(c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

    ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

    3.1 BASIC LIMITATION. The aggregate number of Options awarded under the Plan shall not exceed 310,000, subject to Section 3.2. No grants shall be made under the Predecessor Plan after May 22, 1996. The limitation of this Section
3.1 shall be subject to adjustment pursuant to Article 7.

    3.2 ADDITIONAL SHARES. If an Option granted under this Plan or the Predecessor Plan is forfeited or terminates for any other reason before being exercised in full, then the Common Shares corresponding to the unexercised portion of such Option shall become available for new grants under this Plan.

    ARTICLE 4.  ELIGIBILITY.

    4.1 GENERAL RULES. Only Key Employees shall be eligible for designation as Optionees by the Committee. Key Employees who are Outside Directors shall only be eligible for the grant of the NSOs described in Section 4.2 and for making an election described in Article 8.

    4.2   OUTSIDE DIRECTORS.   Any other provision  of the Plan notwithstanding,
the participation of Outside Directors in the Plan shall be subject to the following conditions:

        (a) Outside Directors shall receive no Options except as described in this Section 4.2 and Article 8.

        (b) Each Outside Director who serves as a member of the Board on June 1, 1996, shall receive a one-time grant of an NSO covering 5,000 Common Shares (subject to adjustment under Article 7). Such NSO shall be granted on June 1, 1996.

        (c) Each Outside Director who serves as a member of the Board on March 1 of any year after 1996 shall receive an NSO covering 5,000 Shares (subject to adjustment under Article 7).

        (d) Each NSO granted to an Outside Director under this Section 4.2 shall become exercisable in four installments at 12-month intervals over the 48-month period following the date of grant. The first installment shall consist of 40% of the Common Shares subject to such NSO, and each of the three subsequent installments shall consist of 20% of the Common Shares subject to such NSO. All NSOs granted to an Outside Director under this
    Section 4.2 shall become exercisable in full in the event of:

            (i) The termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 70; or

           (ii) A Change in Control with respect to the Company.

        (e) The Exercise Price under all NSOs granted to an Outside Director under this Section 4.2 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

        (f) All NSOs granted to an Outside Director under this Section 4.2 shall terminate on the earliest of:

            (i) The 10th anniversary of the date of grant;

           (ii) The date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability; or

           (iii) The date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

    4.3 INCENTIVE STOCK OPTIONS. A Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(6) of the Code are satisfied.

    ARTICLE 5.  OPTION GRANTS.

    5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options and pays the exercise price in the form described in Section 6.2.

    5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7. Options granted to any Optionee in a single calendar year shall in no event cover more than 100,000 Common Shares, subject to adjustment in accordance with Article 7.

    5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

    5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

    5.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

    5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

    ARTICLE 6.  PAYMENT FOR OPTION SHARES.

    6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

        (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

        (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

    6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

    6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.5  PROMISSORY NOTE.   To the extent that  this Section 6.5 is  applicable,
payment may be made with a full-recourse promissory note.

    6.6    OTHER FORMS  OF PAYMENT.   To  the  extent that  this Section  6.6 is
applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

    ARTICLE 7.  PROTECTION AGAINST DILUTION.

    7.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options available for future grants under Article 3, (b) the limitation set forth in Section 5.2, (c) the number of NSOs to be granted to Outside Directors under Section 4.2, (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option. Except as provided in this Article 7, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    7.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

    ARTICLE 8.  PAYMENT OF DIRECTOR'S FEES IN OPTIONS.

    8.1 EFFECTIVE DATE. No provision of this Article 8 shall be effective unless and until the Board has determined to implement such provision.

    8.2 ELECTIONS TO RECEIVE NSOS. An Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash or NSOs, or a combination thereof, as determined by the Board. Such NSOs shall be issued under the Plan. An election under this Article 8 shall be filed with the Company on the prescribed form.

    8.3 NUMBER AND TERMS OF NSOS. The number of NSOs to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs shall also be determined by the Board.

    ARTICLE 9.  LIMITATION ON RIGHTS.

    9.1 RETENTION RIGHTS. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

    9.2 SHAREHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Option prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 7.

    9.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

    ARTICLE 10.  LIMITATION ON PAYMENTS.

    10.1 BASIC RULE. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of an Optionee (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of granting an Option or at any time thereafter, may specify in writing that such Option shall not be so reduced and shall not be subject to this Article 10. For purposes of this Article 10, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of
Section 280G of the Code.

    10.2 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Optionee notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Optionee may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Optionee within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Optionee promptly of such election. For purposes of this Article 10, the present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 10 shall be binding upon the Company and the Optionee and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Optionee such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Optionee in the future such amounts as become due to him or her under the Plan.

    10.3 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Optionee which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Optionee which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Optionee to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Optionee, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

    10.4   RELATED  CORPORATIONS.   For purposes  of this  Article 10,  the term
"Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

    ARTICLE 11.  WITHHOLDING TAXES.

    11.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares until such obligations are satisfied.

    11.2 SHARE WITHHOLDING. The Committee may permit an Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

    ARTICLE 12.  ASSIGNMENT OR TRANSFER OF OPTIONS.

    Except as provided in Article 11, an Option granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. An Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Article 12 shall be void. However, this Article 12 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee's death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

    ARTICLE 13.  FUTURE OF THE PLAN.

    13.1 TERM OF THE PLAN. The Plan, as set forth herein, was adopted on March 27, 1996, subject to the approval of the Company's shareholders at the 1996 annual meeting. The Plan shall become effective on May 22, 1996. The Plan shall remain in effect until it is terminated under Section 13.2, except that no ISOs shall be granted after May 21, 2006.

    13.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan, except that the provisions of Section 4.2 relating to the amount, price and timing of Option grants to Outside Directors shall not be amended more often than permitted by Rule 16b-3 under the Exchange Act. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

    ARTICLE 14.  DEFINITIONS.

    14.1 "BOARD" means the Company's Board of Directors, as constituted from time to time.

    14.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

        (a) Approval by the shareholders of the Company of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if either:

           (A) The Company is not the continuing or surviving entity; or

           (B) More than 50% of the combined voting power of the Company's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

        (b) A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

           (A) Had been directors of the Company 24 months prior to such change; or

           (B) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

        (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

    14.3  "CODE"  means the Internal Revenue Code of 1986, as amended.

    14.4  "COMMITTEE"  means a committee  of the Board, as described in  Article
2.

    14.5  "COMMON SHARE"  means one share of the common stock of the Company.

    14.6  "COMPANY"  means SJNB Financial Corp., a California corporation.

    14.7  "EXCHANGE ACT"  means the Securities Exchange Act of 1934, as amended.

    14.8 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

    14.9    "FAIR  MARKET VALUE"    means  the market  price  of  Common Shares,
determined by the Committee as follows:

        (a) If the Common Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

        (b) If the Common Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

        (c) If the Common Shares are traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

    14.10 "ISO" means an incentive stock option described in Section 422(b) of the Code.

    14.11 "KEY EMPLOYEE" means (a) a common-law employee of the Company, a Parent or a Subsidiary or (b) an Outside Director. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Sections 4.2 and 4.3.

    14.12 "NSO" means a stock option not described in sections 422 or 423 of the Code.

    14.13 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

    14.14  "OPTIONEE"  means an individual or estate who holds an Option.

    14.15  "OUTSIDE DIRECTOR"   shall mean a  member of the Board  who is not  a
common-law employee of the Company, a Parent or a Subsidiary.

    14.16 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

    14.17 "PLAN" means this 1996 Stock Option Plan of SJNB Financial Corp., as amended from time to time.

    14.18   "PREDECESSOR  PLAN"   means the  SJNB Financial  Corp. 1992 Employee
Stock Option Plan and 1992 Director Stock Option Plan.

    14.19 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    14.20 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

    ARTICLE 15.  EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                          SJNB FINANCIAL CORP.

                                          By
                                          --------------------------------------